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                                                                   Exhibit 10.16

                             SUPPLEMENTAL INDENTURE

          SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of October 5, 2004, among BCP Crystal US Holdings Corp. ("US Holdco"), BCP Caylux Holdings Luxembourg S.C.A., a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS) ("BCP Caylux"), BCP Crystal Holdings Ltd. 2 (the "Parent Guarantor") and THE BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                                    RECITALS

          WHEREAS, BCP Caylux, the Parent Guarantor and the Trustee have heretofore executed an Indenture (as amended, supplemented or otherwise modified, the "Indenture") dated as of June 8, 2004, providing for the issuance of BCP Caylux's U.S. Dollar-denominated 9 5/8% Senior Subordinated Notes due 2014 (the "Dollar Notes") and Euro-denominated 10 3/8% Senior Subordinated Notes due 2014 (the "Euro Notes" and, together with the Dollar Notes, the "Notes");

          WHEREAS, Section 5.01 of the Indenture provides that, upon the consummation of the Merger, US Holdco is required to execute and deliver to the Trustee a supplemental indenture pursuant to which US Holdco shall become the Issuer under the Indenture; and

          WHEREAS, pursuant to Section 9.01 of the Indenture, US Holdco, BCP Caylux, the Parent Guarantor and the Trustee are authorized to execute and deliver this Supplemental Indenture;

          NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained and intending to be legally bound, US Holdco, BCP Caylux, the Parent Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

          1. DEFINED TERMS. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "holders" in this Supplemental Indenture shall refer to the term "Holders" as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words "herein," "hereof" and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

          2. ASSIGNMENT AND ASSUMPTION. (a) (a) As of the date hereof BCP Caylux hereby transfers and assigns to US Holdco, and US Holdco hereby assumes and undertakes from BCP Caylux, all rights, benefits, commitments, obligations and liabilities of BCP Caylux under the Indenture, the Registration Rights Agreement and the Notes (collectively, the "Assigned Instruments") and agrees to be bound by all other applicable provisions of the Assigned Instruments.

                 (b) With effect on and after the date hereof, BCP Caylux shall relinquish its rights and be released from its obligations under the Assigned Instruments.

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          3.     NOTICES. All notices or other communications to US Holdco shall be given as provided in 13.02 of the Indenture.

          4. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

          5. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          6. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

          7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction thereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                    BCP CRYSTAL US HOLDINGS CORP.

                                    By:   /s/ Chinh E. Chu
                                          --------------------------------------
                                          Name:   Chinh E. Chu
                                          Title:  Director

                                    BCP CAYLUX HOLDINGS
                                        LUXEMBOURG S.C.A.

                                    By: BCP CAYLUX HOLDINGS LTD. 1,
                                        its Manager

                                    By:   /s/ Chinh E. Chu
                                          --------------------------------------
                                          Name:   Chinh E. Chu
                                          Title:  Director

                                    BCP CRYSTAL HOLDINGS LTD. 2

                                    By:   /s/ Chinh E. Chu
                                          --------------------------------------
                                          Name:   Chinh E. Chu
                                          Title:  Director

                                    THE BANK OF NEW YORK, as Trustee

                                    By:   /s/ Ritu Khanna
                                          --------------------------------------
                                          Name:   Ritu Khanna
                                          Title:  Assistant Vice President